Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. _______)

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COMFORCE Corporation
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COMFORCE Corporation
415 Crossways Park Drive, P.O. Box 9006
Woodbury, New York 11797

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2008

As a stockholder of COMFORCE Corporation (the “Company”), you are invited to be present, or represented by proxy, at the Company’s 2008 Annual Meeting of Stockholders, to be held at the Company’s offices at 415 Crossways Park Drive, Woodbury, New York on June 11, 2008 at 10:00 a.m., New York City time, and any adjournments thereof, for the following purposes:

1.
To elect John C. Fanning, Harry V. Maccarrone, Rosemary Maniscalco, Kenneth J. Daley, Daniel Raynor, Gordon Robinett and Pierce J. Flynn to the Board of Directors of the Company for terms of one (1) year.  See “Proposal No. 1--Election of Directors” in the proxy statement.

2.
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2008. See “Proposal No. 2--Selection of Independent Registered Public Accounting Firm” in the proxy statement.

3.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 25, 2008 are entitled to vote at the Annual Meeting of Stockholders and all adjournments thereof.  Since a majority of the outstanding shares of the Company’s common stock must be represented at the meeting in order to constitute a quorum, all stockholders are urged either to attend the meeting or to be represented by proxy.

If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy card in the enclosed reply envelope.  Your vote is important regardless of the number of shares you own.  You may also vote through the Internet as described in the proxy card.  If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.

If you plan to vote at the meeting in person and your shares are held in the name of your broker, bank or other nominee, please request from such broker, bank or other nominee a letter to present to the judge of the election evidencing your ownership of the shares and your authority to vote the shares at the meeting.

        By Order of the Board of Directors

        Harry V. Maccarrone
        Secretary

April 28, 2008

COMFORCE Corporation
415 Crossways Park Drive, P.O. Box 9006
Woodbury, New York 11797

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2008

PROXY STATEMENT

This proxy statement and the Notice of Annual Meeting and Form of Proxy accompanying this proxy statement, which will be mailed on or about May 2, 2008, are furnished in connection with the solicitation by the Board of Directors of COMFORCE Corporation, a Delaware corporation (the “Company” or “COMFORCE”), of proxies to be voted at the annual meeting of stockholders to be held at the Company’s offices at 415 Crossways Park Drive, Woodbury, New York on June 11, 2008 at 10:00 a.m., New York City time, and any adjournments thereof.

Holders of record of the Company’s common stock at the close of business on April 25, 2008 (the “record date”) will be entitled to one vote at the meeting or by proxy for each share then held.  On the record date, there were 17,387,554 shares of common stock of the Company outstanding.  All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy.  A stockholder may withhold authority to vote for the nominees by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for an individual nominee by drawing a line through such nominee’s name in the appropriate place on the accompanying proxy card.  Unless instructions to the contrary are given, each properly executed proxy will be voted (1) to elect John C. Fanning, Harry V. Maccarrone, Rosemary Maniscalco, Kenneth J. Daley, Daniel Raynor, Gordon Robinett and Pierce J. Flynn as directors of the Company, (2) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2008 and (3) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

All proxies may be revoked and execution of the accompanying proxy will not affect a stockholder’s right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted or by the mailing of a later-dated proxy.  Any stockholder attending the meeting in person may vote his or her shares even though he or she has executed and mailed a proxy.  A majority of all of the issued and outstanding shares of the Company’s common stock is required to be present in person or by proxy to constitute a quorum.  Directors are elected by a plurality.  The favorable vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting and entitled to vote on each proposal is required to approve or adopt such proposal.  Broker non-votes will not be deemed to be entitled to vote on a proposal and, therefore, will be disregarded in the tabulation of the vote on the proposal.

This proxy statement is being solicited by the Board of Directors of the Company.  The expense of making this solicitation is being paid by the Company and consists of preparing, assembling and mailing the Notice of Meeting, proxy statement and Proxy, tabulating returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders.  In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, facsimile or in person without additional compensation therefor.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Election of Directors

The Company’s Bylaws provide that the Board of Directors shall consist of from three to nine persons as fixed by the Board.  Seven persons have been nominated to serve as directors to hold office until the next annual meeting or until their successors shall be duly elected and qualified.  It is intended that proxies in the form enclosed will be voted, unless otherwise directed, in favor of electing the following persons as directors:  John C. Fanning, Harry V. Maccarrone, Rosemary Maniscalco, Kenneth J. Daley, Daniel Raynor, Gordon Robinett and Pierce J. Flynn.

Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named above.  If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors.  See “Information Concerning Directors and Nominees.”

Recommendation

The Board of Directors recommends a vote “FOR” the election of each of the nominees.  Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or authority withheld is specified.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

Set forth below is information concerning each director and nominee for director of the Company, including his or her business experience during at least the past five years, his or her positions with the Company and the Company’s wholly-owned subsidiary, COMFORCE Operating, Inc., and certain directorships held by him or her.  Each nominee is currently a director of the Company.  There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director or nominee and another person pursuant to which he or she was selected as a director or nominee.  Each director is to hold office until the next annual meeting of the stockholders or until his or her successor has been elected and qualified.

Name	Age	Position with the Company
John C. Fanning	76	Chairman of the Board, Chief Executive Officer and Director
Harry V. Maccarrone	60	Executive Vice President, Chief Financial Officer, Secretary and Director
Rosemary Maniscalco	67	Vice Chairman of the Board and Director
Kenneth J. Daley	70	Director
Daniel Raynor	48	Director
Gordon Robinett	72	Director
Pierce J. Flynn	71	Director

John C. Fanning has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since 1998.  From 1997 to 1998 he was President of the Company’s Financial Outsourcing Services and Human Capital Management divisions.  Mr. Fanning was the founder of Uniforce Services, Inc. (“Uniforce”) and served as its Chairman, Chief Executive Officer and President and as one of its directors from 1961, the year in which Uniforce’s first office was opened, until its acquisition by the Company in 1997.  Mr. Fanning entered the employment field in 1954, when he founded the Fanning Personnel Agency, Inc., his interest in which he sold in 1967 to devote his efforts solely to Uniforce’s operations. He also founded and served as the first President of the Association of Personnel Agencies of New York.

Harry V. Maccarrone has served as Executive Vice President, Secretary and a director of the Company since 1998 and as the Chief Financial Officer of the Company since 2000.  Mr. Maccarrone, who joined Uniforce in 1988 as Assistant Vice President--Finance, served as Vice President--Finance of Uniforce from 1989 to 1997. From 1989 until 1997 he also served as Uniforce’s Treasurer and Chief Financial Officer.

Rosemary Maniscalco has served as the Vice Chairman of the Company since August 2001 and as a director of the Company since June 2001.  She has also served since 1999 as the President of Corporate ImageMakers, Inc., a consulting company that advises corporations on critical employment and timely workplace issues.  Prior thereto, Ms. Maniscalco served with Uniforce from 1981 until its 1997 merger with the Company, including as a member of Uniforce’s Board of Directors (from 1984 to 1997) and as its President and Chief Operating Officer (from 1992 to 1997).  Following Uniforce’s merger with the Company, she served as the President of the Company’s Staff Augmentation division until 1999.

Kenneth J. Daley has served as a director of the Company since 1999.  From 1957 until his retirement in 1998, Mr. Daley held various positions with Chase Manhattan Bank (“Chase”) and, prior to its acquisition by Chase, Chemical Banking Corporation, most recently as Division Executive responsible for middle market business in the Long Island region.  He currently serves as an audit and compliance committee member of Catholic Health Systems of Long Island and a trustee of Long Island Catholic Charities.

Daniel Raynor has served as a director of the Company since 1998.  He is a managing partner of The Argentum Group, a private equity firm, a position he has held since 1987.  Mr. Raynor also serves as a director and compensation committee member of NuCO2, Inc. and ReSearch Pharmaceutical Services, Inc., which are reporting companies under the Securities Exchange Act of 1934.  In addition, Mr. Raynor serves on the boards of several privately-held companies.  He received a B.S. in economics from The Wharton School, University of Pennsylvania.

Gordon Robinett has served as a director of the Company since 1998.  He served as the chief financial officer, from 1990 to 1999, and as a consultant, from 1999 until 2004, to Command Security, a security services firm based in Poughkeepsie, New York.  Mr. Robinett retired as the Vice President--Finance and Treasurer of Uniforce in 1989, after more than 20 years of service.

Pierce J. Flynn has served as a director of the Company since 2004.  He served as a Senior Portfolio Manager of Tocqueville Asset Management L.P. from February 2006 until February 2008.  Previously, Mr. Flynn served as Vice President--Investments for Gilford Securities from 2005 to 2006, as Vice President--Investments of Legg Mason Wood Walker, Inc. from 2003 to 2005, and as President and Chief Executive Officer of Melhado, Flynn & Associates, Inc., a New York City-based broker-dealer and investment adviser firm, from 1977 until 2002.

Meetings of the Board of Directors

In fiscal 2007, the Board of Directors of the Company conducted five meetings. Each director of the Company attended all of these meetings.  Each director also attended our annual meeting of stockholders held in June 2007.  Our policy is to schedule our annual meeting of stockholders at time at which all of our directors expect to be available to attend in person or by phone.

Independence of Directors

Each of Gordon Robinett, Kenneth J. Daley, Daniel Raynor and Pierce J. Flynn is an independent director as this term is defined under the rules of the American Stock Exchange.  Mr. Robinett, Mr. Daley and Mr. Raynor, each of whom is a member of our Audit Committee, also satisfy the more stringent independence standards for audit committee members under the rules of the American Stock Exchange.

In considering the independence of Daniel Raynor, the Board considered that John C. Fanning, our Chairman and Chief Executive Officer, is a limited partner in a private equity partnership of which Mr. Raynor is a managing member of a limited liability company that, in turn, is the managing member of a limited liability company that serves as the general partner of and management company for this private equity partnership.  The general partner/management company receives management fees from the private equity partnership based on aggregate capital commitments.  In this regard, the Board considered that the Company holds no interest in this private equity partnership, that the Company made no direct or indirect payments to this private equity partnership or to Mr. Raynor in respect of this private equity partnership, that Mr. Fanning invested in this private equity partnership in 1997 on the same basis as other investors, and that the compensation attributable to Mr. Raynor by reason of Mr. Fanning’s investment is not a material part of his income.

Committees

The standing committees of the Board of Directors include the Audit Committee, the Stock Option and Compensation Committee and the Nominating Committee.

The Audit Committee has responsibility for performing all functions customarily performed by audit committees of public companies, including without limitation recommending independent auditors to be retained by the Company; conferring with the independent auditors regarding their audit of the Company’s financial statements and other financial matters; reviewing the fees of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; recommending changes in financial policies or procedures as suggested by the auditors; and performing such other functions and duties as may be charged to or expected of it by the Securities and Exchange Committee and the American Stock Exchange.  The Audit Committee has adopted a charter, which it reviews annually. The Audit Committee has reviewed and approved the charter for 2008. The charter, as currently in effect, is included as Annex A to this proxy statement.

The current members of the Audit Committee, Messrs. Daley, Robinett and Raynor, are independent directors as within the meaning of the rules of the American Stock Exchange.  In 2007, the Audit Committee held five meetings.  All of the members of the Committee attended all of these meetings.  The Company’s Board of Directors has determined that the Audit Committee’s chairman, Gordon Robinett, is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission adopted under the Sarbanes-Oxley Act of 2002.

The Stock Option and Compensation Committee has responsibility for administering the Company’s Long-Term Investment Plan and 2002 Stock Option Plan and awarding and fixing the terms of stock option grants thereunder, and for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits.    Messrs. Daley and Robinett, the members of the Committee, are independent directors within the meaning of the rules of the American Stock Exchange.  In 2007, the Stock Option and Compensation Committee held one meeting.   Both members attended this meeting. The Stock Option and Compensation Committee adopted a charter to govern its structure and functions, a current copy of which is available through the Company’s website, www.comforce.com.

The Nominating Committee has responsibility for nominating individuals to serve on the Company’s Board of Directors after the current annual meeting.  Messrs. Daley and Robinett, the members of the Committee, are independent directors within the meaning of the rules of the American Stock Exchange.  The Nominating Committee has adopted a charter to govern its structure and functions, a current copy of which is available through the Company’s website, www.comforce.com. The Committee has also adopted a policy to consider recommendations submitted in good faith by the Company’s stockholders.

The Nominating Committee will consider the qualifications of any candidate recommended by a stockholder on the same basis as any candidates recommended by members of the Committee or the Company’s Board.  At a minimum, a nominee must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.  In considering any stockholder recommendations, the Committee will also consider the size and duration of a recommending stockholder’s ownership interest in the Company and whether the recommending stockholder intends to maintain its ownership interest in the Company.  All current nominees to the Company’s Board are incumbents and, except as described above or in its charter, the Committee has not adopted a formal process for identifying and evaluating nominees.  The Nominating Committee held one meeting in 2007.  Both members of the Committee attended this meeting.

Director Compensation

In 2007, directors received $3,125 per quarter ($12,500 per year) as fees for serving on our Board of Directors.  In addition, in 2007, Gordon Robinett received an additional $2,500 for his services as chairman of the Audit Committee.  In addition to this cash compensation, during 2007 each director received options to purchase 10,000 shares of common stock under the Company’s 2002 Stock Option Plan at an exercise price of $2.60 per share.  Each director is entitled to receive options to purchase 10,000 shares of the Company’s common stock upon his or her initial election to the Board and, thereafter, annually upon his or her re-election to the Board, at an exercise price equal to fair market value of the shares on the date of grant.   All of the options awarded to date are for terms of 10 years, subject to earlier termination under certain circumstances as provided in the plan, and are fully vested.  The options granted in 2007 were fully vested upon issuance, as will the options to purchase 10,000 shares that will be granted to the directors on June 11, 2008.  In addition, as described under “Certain Relationships and Related Transactions,” Rosemary Maniscalco received compensation in 2007 for providing consulting services to the Company.

The following table sets forth information regarding the compensation paid to or accrued by our current Board members for 2007, except for Mr. Fanning and Mr. Maccarrone, whose compensation for serving on our Board is included in the compensation shown in under “Executive Compensation--Summary Compensation Table,” below.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)

Rosemary Maniscalco	12,500	12,800	124,420	(3)	149,720
Gordon Robinett	15,000	12,800	--		27,800
Kenneth J. Daley	12,500	12,800	--		25,300
Daniel Raynor	12,500	12,800	--		25,300
Pierce Flynn	12,500	12,800	--		25,300

(1)	Fees for serving on the Board of Directors and, in the case of Mr. Robinett, for serving as the Chairman of our Audit Committee.

(2)
Represents expense for stock options granted under the Company’s 2002 Plan in accordance with SFAS 123(R).  See “Stock Compensation Plans” in note 2 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 30, 2007 for the assumptions used to value these awards.

(3)	Consulting fees as described under “Certain Relationships and Related Transactions.”

PROPOSAL NO. 2 -- SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Proposal

The Audit Committee has appointed KPMG LLP (“KPMG”), independent registered public accounting firm, to audit the consolidated financial statements of the Company and its wholly owned subsidiaries for the fiscal year ending December 28, 2008.  This appointment is being presented to stockholders for ratification.  KPMG has audited the Company’s financial statements for the past nine years.  See also “Independent Registered Public Accounting Firm,” below.

Representatives of KPMG will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and will respond to appropriate questions that may be asked by stockholders.

Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the proposal.  Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

INFORMATION REGARDING EXECUTIVE OFFICERS

The following table sets forth certain information concerning each individual who currently serves as an executive officer or key employee of the Company, including such person’s business experience during at least the past five years and positions held with the Company.   Executive officers are appointed by the Board of Directors and serve at the discretion of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he or she was selected as an officer except as may be hereinafter described.

Name	Age	Position with the Company
John C. Fanning	76	Chairman of the Board, Chief Executive Officer and Director
Harry V. Maccarrone	60	Executive Vice President, Chief Financial Officer, Secretary and Director
Robert F. Ende	49	Senior Vice President, Finance
Linda Annicelli	51	Vice President, Administration

John C. Fanning.  See “Information Concerning Directors and Nominees” for additional information concerning Mr. Fanning’s business experience.

Harry V. Maccarrone.  See “Information Concerning Directors and Nominees” for additional information concerning Mr. Maccarrone’s business experience.

 Robert F. Ende has served as the Company’s Senior Vice President, Finance since April 2002, having previously served as the Company’s Vice President, Finance from 2000 to April 2002, as its Vice President of Financial Services from 1999 to 2000 and as its Vice President and Controller from the time of Uniforce’s merger with the Company in 1997 until 1999.  Mr. Ende previously served as the Controller of Uniforce from 1994 to 1997.  Prior to joining Uniforce, he held various financial executive positions in the service industry from 1983 to 1994.  Mr. Ende was associated with Ernst & Young from 1980 to 1983 and is a certified public accountant.

Linda Annicelli has served as the Company’s Vice President, Administration since 1999, having previously served as the Company’s General Manager and Director of Corporate Services from 1998 to 1999 and as its General Manager from the time of Uniforce’s merger with the Company in 1997 until 1998.  Prior thereto, Ms. Annicelli held various marketing and administrative positions with Uniforce, including as General Manager from 1992 to 1997 and as Director of Communications and Administration from 1989 to 1992.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the compensation paid to or accrued by our current Chief Executive Officer and our two other most highly compensated named executive officers who earned in excess of $100,000 in fiscal year 2007.  Mr. Fanning and Mr. Maccarrone are compensated in accordance with the terms of their employment agreements with the Company.  These employment agreements are described below under “Employment Agreements.”

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen-sation ($) (2)	Non-qualified Deferred Compen-sation Earnings ($) (3)	All Other Compensation		Total

John C. Fanning,	2007	529,167	--	12,800	275,854	17,580	70,069	(4)	905,470
Chairman and Chief Executive Officer	2006	473,368	--	14,000	177,374	11,926	66,160	(5)	742,828

Harry V. Maccarrone,	2007	354,588	45,000	12,800	--	9,256	41,849	(6)	463,493
Executive Vice President, Chief Financial Officer and Secretary	2006	322,930	40,000	14,000	--	8,689	36,357	(7)	421,976

Robert F. Ende,	2007	242,805	54,000	--	--	--	12,725	(8)	309,530
Senior Vice President, Finance	2006	221,128	49,000	--	--	--	11,249	(8)	281,377

(1)
Represents expense for stock options granted under the Company’s 2002 Plan in accordance with SFAS 123(R).  See “Stock Compensation Plans” in note 2 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 30, 2007 for the assumptions used to value these awards.

(2)	Amount represents incentive bonuses earned by Mr. Fanning under the terms of his employment agreement.

(3)	Includes contributions and interest earned under the Company’s Deferred Compensation Plan.

(4)	Includes $12,500 for Board of Director fees, $30,000 as an expense allowance, and $27,569 under the Company’s deferred vacation plan.

(5)	Includes $11,250 for Board of Director fees, $30,000 as an expense allowance, and $24,910 under the Company’s deferred vacation plan.

(6)	Includes $12,500 for board of director fees, $15,000 as an expense allowance, and $14,349 under the Company’s deferred vacation plan.

(7)	Includes $11,250 for board of director fees, $15,000 as an expense allowance, and $10,107 under the Company’s deferred vacation plan.

(8)	Represents the Company’s contribution under the Company’s deferred vacation plan.

Employment Agreements

On March 31, 2008, the Company entered into amended and restated employment agreements with John C. Fanning, Chairman and Chief Executive Officer of the Company, and Harry V. Maccarrone, Executive Vice President and Chief Financial Officer of the Company.

John C. Fanning: The restated employment agreement with Mr. Fanning provides for an annual base salary of $588,500, subject to annual increases as of April 1 of each year the higher of 7% or the percentage increase in the Consumer Price Index.  The agreement further provides for annual incentive compensation equal to 7.5% of the Company’s pre-tax operating income, as defined, in excess of $5.0 million and less than $8.0 million, plus 5.0% of the Company’s pre-tax operating income in excess of $8.0 million and less than $10.0 million, plus 2.5% of the Company’s pre-tax operating income in excess of $10.0 million. Under the agreement, Mr. Fanning is entitled to a $30,000 expense allowance during each calendar year, health insurance benefits and use of an automobile.

The agreement continues until December 31, 2008 subject to automatic one-year renewals unless either party elects not to renew upon 60 days’ notice.  The agreement is terminable by the Company for just cause and includes non-competition and confidentiality restrictions.

Under Mr. Fanning’s employment agreement, upon a change of control (as defined), Mr. Fanning is entitled to receive:

•
a lump sum cash payment on the date of the change of control equal to 300% of (1) his then current annual base salary, (2) the highest amount of any cash bonus and incentive compensation paid to him in any one of the three preceding years, (3) the amount of his annual expense allowance and (4) the amount of the Company’s Deferred Compensation Plan contributions in the preceding calendar year, and

•	a cash payment equal to any excise tax due under Section 4999 of the Internal Revenue Code, grossed up for any federal, state and local income taxes.

The term “change of control” is defined in his employment agreement to mean any change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company, as provided in the regulations under section 409A of the Internal Revenue Code.  In addition, any unvested options held by Mr. Fanning at the time of a change of control will immediately vest and payments under the Company’s Deferred Compensation Plan and Deferred Vacation Plan will be accelerated.   See “Deferred Plans,” below.

If Mr. Fanning is terminated other than for just cause (as defined in the agreement), death or disability, or if he resigns due to the Company’s material breach of the agreement involving a material negative change in the employment relationship, Mr. Fanning will be entitled to receive 200% (or 100% if the termination follows a change of control) of his annual base salary, bonuses or incentive compensation at the highest level of the last three years and the amount of the contributions made on his behalf to the Deferred Compensation Plan, and 100% of the fair market value of any car leased for his benefit and the amount of specified annual health care insurance premiums.  In addition, he will be entitled to receive a pro rata amount of his expense allowance for the year in which he is terminated.

If Mr. Fanning is terminated due to disability, he will be entitled to receive 100% of his annual base salary, bonuses or incentive compensation at the highest level of the last three years, the amount of the contributions made on his behalf to the Deferred Compensation Plan, the fair market value of any car leased for his benefit and the amount of specified annual health care insurance premiums.  In addition, he will be entitled to receive a pro rata amount of his expense allowance for the year in which he is terminated.  Upon voluntary termination or death, Mr. Fanning will be entitled to the pro rata amount of his expense allowance and of any incentive compensation, calculated on an annualized basis, for the year in which he resigns or dies.

The following table shows the amounts the Company reasonably estimates would have been payable to Mr. Fanning if his employment had terminated or a change of control had occurred at December 30, 2007.

As of December 30, 2007	Death ($)	Disability ($)	Voluntary Termination and Retirement ($)	For Cause ($)	Not for Cause ($)	Change of Control ($)

John C. Fanning
Base Salary	-	535,000	-	-	1,070,000	1,605,000
Incentive Compensation (1)	-	275,854	-	-	551,709	827,563
Expense Allowance	-	-	-	-	60,000	90,000
Stock Options (2)	-	-	-	-	-	-
Benefits continuation/recompense	20,577	32,461	20,577	20,577	44,344	-
Deferred Compensation	-	17,580	-	-	35,160	52,740
Accumulated Deferred Compensation/Vacation	274,749	274,749	274,749	274,749	274,749	-
Fair market value of vehicle	-	27,950	-	-	27,950	-
Gross up (3)	-	-	-	-	-	821,359
Total	295,326	1,163,594	295,326	295,326	2,063,912	3,396,662

(1)	Based upon 2007 incentive compensation (which is the highest level of the past three years).

(2)	All options are currently vested, so none become vested on an accelerated basis upon a change of control or termination.

(3)	Assumes excise tax at a rate of 20% with gross-ups based on a combined rate of 32% for federal, state and local income taxes.

Harry V. Maccarrone: The restated employment agreement with Mr. Maccarrone provides for an annual base salary of $399,832, subject to annual increases as of April 1 of each year of the higher of 7% or the percentage increase in the Consumer Price Index.  Under the agreement, Mr. Maccarrone is entitled to a $15,000 expense allowance during each calendar year and health insurance benefits.

The agreement continues until December 31, 2008, subject to automatic one-year renewals unless either party elects not to renew upon 60 days’ notice.  The agreement is terminable by the Company for just cause and includes non-competition and non-solicitation restrictions.

Under Mr. Maccarrone’s employment agreement, upon a change of control (as defined), Mr. Maccarrone is entitled to receive:

•
a lump sum cash payment on the date of the change of control equal to 300% of (1) his then current annual base salary, (2) the highest amount of any cash bonus paid to him in any one of the three preceding years, (3) the amount of his annual expense allowance and (4) the amount of the Company’s Deferred Compensation Plan contributions in the preceding calendar year, and

•	a cash payment equal to any excise tax due under Section 4999 of the Internal Revenue Code, grossed up for any federal, state and local income taxes.

The term “change of control” is defined in his employment agreement to mean any change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company, as provided in the regulations under section 409A of the Internal Revenue Code.  In addition, any unvested options held by Mr. Maccarrone at the time of a change of control will immediately vest and payments under the Company’s Deferred Compensation Plan and Deferred Vacation Plan will be accelerated.   See “Deferred Plans,” below.

If Mr. Maccarrone is terminated other than for just cause (as defined in the agreement), death or disability, or if he resigns due to the Company’s material breach of the agreement involving a material negative change in the employment relationship, Mr. Maccarrone will be entitled to receive 200% (or 100% if the termination follows a change of control) of his annual base salary, bonuses at the highest level of the last three years and the amount of the contributions made on his behalf to the Deferred Compensation Plan, and 100% of the amount of specified annual health care insurance premiums.  In addition, he will be entitled to receive a pro rata amount of his expense allowance for the year in which he is terminated.

If Mr. Maccarrone is terminated due to disability, he will be entitled to receive 100% of his annual base salary, bonuses at the highest level of the last three years, the amount of the contributions made on his behalf to the Deferred Compensation Plan, and the amount of specified annual health care insurance premiums.  In addition, he will be entitled to receive a pro rata amount of his expense allowance for the year in which he is terminated.  Upon voluntary termination or death, Mr. Maccarrone will be entitled to the pro rata amount of his expense allowance for the year in which he resigns or dies.

The following table shows the amounts the Company reasonably estimates would have been payable to Mr. Maccarrone if his employment had terminated or a change of control had occurred at December 30, 2007.

As of December 30, 2007	Death ($)	Disability ($)	Voluntary Termination and Retirement ($)	For Cause ($)	Not for Cause ($)	Change of Control ($)

Harry V. Maccarrone
Base Salary	-	363,484	-	-	726,968	1,090,452
Incentive Compensation (1)	-	45,000	-	-	90,000	135,000
Expense Allowance	-	-	-	-	30,000	60,000
Stock Options (2)	-	-	-	-	-	-
Benefits continuation/recompense	13,980	25,864	13,980	13,980	23,767	-
Deferred Compensation	-	9,256	-	-	18,511	27,767
Accumulated Deferred Compensation/Vacation	141,912	141,912	141,912	141,912	141,912	-
Gross up (3)	-	-	-	-	-	394,393
Total	155,892	585,516	155,892	155,892	1,031,158	1,707,612

(1)	Based upon 2007 bonus (which is the highest level of the past three years).

(2)	All options are currently vested, so none become vested on an accelerated basis upon a change of control or termination.

(3)	Assumes excise tax at a rate of 20% with gross-ups based on a combined rate of 32% for federal, state and local income taxes.

Deferred Plans

Executive officers are entitled to participate in the Deferred Compensation Plan and Deferred Vacation Plan.  These plans were amended and restated by our Board on March 31, 2008, principally to conform the terms to the final regulations issued under Section 409A of the Internal Revenue Code.  Under the Deferred Compensation Plan, the Stock Option and Compensation Committee has authority to make and modify deferred credit awards to plan participants, who receive quarterly contributions for each deferred credit earned, together with interest at the mid-term quarterly applicable rate as set by the IRS, compounded quarterly.  Deferred compensation is paid out over one-half of the number of quarterly periods over which it has been accrued, subject to acceleration upon a change of control. The Deferred Vacation Plan provides for deferred credits for unused vacation days above a threshold, together with interest at 5% per annum, with payments to be made to plan participants following their termination, subject to acceleration upon a change of control.  The term “change of control” is defined to mean any change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company, as provided in the regulations under section 409A of the Internal Revenue Code.

Outstanding Equity Awards at Year End

In 1993, the Company adopted with stockholder approval a Long-Term Stock Investment Plan (the “1993 Plan”) which authorized the grant of options to purchase up to 5,000,000 shares of the Company’s common stock to executives, key employees and agents of the Company and its subsidiaries.  All executive officers and other officers, directors and employees, as well as independent agents and consultants, of the Company and its subsidiaries were eligible to participate in the 1993 Plan and to receive grants made before December 31, 2002.  Effective as of December 31, 2002, the Company could no longer grant options under the 1993 Plan.

In 2002, the Company adopted the 2002 Stock Option Plan, which was amended in 2006, in each case with stockholder approval.  The 2002 Stock Option Plan, as amended, authorizes the grant of options to purchase up to 2,000,000 shares of the Company’s common stock to executives, key employees and agents of the Company and its subsidiaries.  All executive officers and other officers, directors and employees, as well as independent agents and consultants, of the Company and its subsidiaries are eligible to participate in this plan and to receive grants.

The following table shows outstanding equity awards to the named executive officers of the Company at December 30, 2007.  These awards were made under the 1993 Plan and the 2002 Stock Option Plan.  None of the named executive officers held unvested, unearned or currently unexercisable options granted under these plans.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date

John C. Fanning	200,000	5.25	1/26/2009
	200,000	2.00	4/2/2010
	10,000	1.50	6/11/2011
	10,000	1.10	6/10/2012
	75,000	1.45	6/10/2012
	10,000	0.66	8/10/2013
	10,000	2.19	6/7/2014
	75,000	3.02	1/16/2015
	10,000	2.00	6/7/2015
	10,000	2.66	6/4/2016
	10,000	2.60	6/9/2017

Harry V. Maccarrone	100,000	5.25	1/26/2009
	10,000	2.00	10/11/2009
	100,000	2.00	4/2/2010
	20,000	2.00	5/16/2010
	10,000	1.50	6/11/2011
	10,000	1.10	6/10/2012
	75,000	1.45	6/10/2012
	10,000	0.66	8/10/2013
	10,000	2.19	6/7/2014
	75,000	3.02	1/16/2015
	10,000	2.00	6/7/2015
	10,000	2.66	6/4/2016
	10,000	2.60	6/9/2017

Robert F. Ende	5,000	10.00	1/3/2008
	5,000	2.00	10/11/2009
	5,000	2.00	4/2/2010
	20,000	2.00	5/16/2010
	50,000	1.45	6/10/2012
	60,000	3.02	1/16/2015

(1)	All of the options listed were fully vested at December 30, 2007.

Compensation Committee Interlocks and Insider Participation

Kenneth J. Daley and Gordon Robinett serve on the Company’s Stock Option and Compensation Committee.  There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

REPORT OF THE AUDIT COMMITTEE

This report is submitted by the Audit Committee of the Company’s Board of Directors.  The report describes the responsibilities and functions of the Committee.  The Audit Committee is responsible for recommending to the Board of Directors the selection of the independent registered public accounting firm to audit the Company’s consolidated financial statements.  The Committee also oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Company’s quarterly condensed consolidated financial statements for each of the first three quarters of fiscal 2007 and the audited consolidated financial statements for fiscal 2007.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Committee also met with KPMG, the Company’s independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In the course of reviewing the Company’s consolidated financial statements for the year ended December 30, 2007, the Audit Committee also discussed with KPMG its judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the independent auditors under generally accepted auditing standards including Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees).  In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 which the Committee received from KPMG, and considered the compatibility of non-audit services with KPMG’s independence.

 Based upon its discussion with management and the independent auditors and its review of the representations of management and the report of the independent auditors to the Audit Committee, the Committee recommended that the Board of Directors should include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended December 30, 2007.

The Audit Committee also considered and pre-approved specific non-audit services to be performed by KPMG, concluding that the provision of these non-audit services is compatible with maintaining KPMG’s independence.  The Audit Committee reviews the Audit Committee charter annually.

Audit Committee:

Kenneth J. Daley
Daniel Raynor
Gordon Robinett

PRINCIPAL STOCKHOLDERS

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares and percentage of common stock known to the Company (based upon representations made to it or public filings with the Securities and Exchange Commission) to be beneficially owned as of April 25, 2008 by (i) each person who beneficially owns more than 5% of the shares of common stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.  Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of common stock so indicated.  Unless otherwise indicated below, the business address for each person shown is 415 Crossways Park Drive, P.O. Box 9006, Woodbury, NY  11797.  There were 17,387,554 shares of common stock issued and outstanding as of April 25, 2008.

Name and Address of Beneficial Owner	Number (1)	Percentage (1)

Management:
John C. Fanning (2)(3)	5,365,097	29.8%
Harry V. Maccarrone, individually (4)	460,552	2.6%
Harry V. Maccarrone, as a fiduciary for the benefit of others (4)	5,286,279	30.4%
Rosemary Maniscalco (3)(5)	135,000	*
Daniel Raynor (6)	100,000	*
Gordon Robinett (7)	81,000	*
Kenneth J. Daley (8)	94,000	*
Pierce J. Flynn (9)	40,000	*
Robert F. Ende (10)	143,422	*
Linda Annicelli (11)	67,031	*
Directors and officers as a group (12)	7,051,484	37.1%

Others:
ARTRA GROUP, Incorporated (13) One Tiffany Pointe, Suite 112 Bloomingdale, IL 60108, and ARTRA 424(g) Asbestos Trust (13) 1105 N. Market Street, Suite 1300 Wilmington , DE 19801	1,463,000	8.4%
Bruce Galloway (14) 720 Fifth Avenue, 10th Floor New York, NY 10019	1,043,680	6.0%
_________________________

(1)
For purposes of this table, shares are considered “beneficially owned” if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days, and options exercisable within such period are referred to herein as “currently exercisable.”

(2)
The shares beneficially owned by Mr. Fanning, the Chairman and Chief Executive Officer of the Company, are (i) 24,200 shares currently held of record by him, (ii) 4,720,897 shares owned by the John C. Fanning Revocable Trust, of which Mr. Fanning is the beneficiary and a co-trustee, (iii) 200,000 shares issuable upon exercise of a currently exercisable option at an exercise price of $5.25 per share, (iv) 210,000 shares issuable upon exercise of a currently exercisable option at an exercise price of $2.00 per share, (v) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.50 per share, (vi) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.10 per share, (vii) 75,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.45 per share, (viii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $0.66 per share, (ix) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.19 per share, (x) 75,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $3.02 per share, (xi) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, and (xii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.60 per share.  As a co-trustee with Mr. Fanning, Harry V. Maccarrone shares voting power with respect to the shares held by the John C. Fanning Revocable Trust.

(3)
Not included in the shares beneficially owned by John C. Fanning are up to 15.3 million shares of common stock issuable upon conversion of the Convertible Notes, the Series 2003A Preferred Stock, the Series 2003B Preferred Stock and the Series 2004A Preferred Stock held by the Fanning CPD Assets, LP, a limited partnership in which John C. Fanning holds an 82.4% economic interest.  Ms. Maniscalco is the general partner of this limited partnership. Under their terms, none of the Convertible Notes, the Series 2003A Preferred Stock, the Series 2003B Preferred Stock or the Series 2004A Preferred Stock can be converted into common stock if the conversion would result in the occurrence of a “change of control” under the indenture governing the Senior Notes.  In such case, the Convertible Notes, the Series 2003A Preferred Stock, the Series 2003B Preferred Stock and the Series 2004A Preferred Stock are convertible into shares of non-voting participating preferred stock having a liquidation preference of $0.01 per share (but no other preferences) to be created by the Company.  This participating preferred stock will in turn be convertible into common stock (on the same basis as if a direct conversion had been permitted) once the same restrictions are removed.  As a result of Mr. Fanning’s current beneficial ownership position, a conversion of all of the Series 2003A, 2003B and 2004A Preferred Stock beneficially held by him into common stock would not currently be permitted, nor is it anticipated that it will be permitted prior to the repayment of the Senior Notes, which mature on December 1, 2010.  If all such shares were deemed to be owned beneficially by Mr. Fanning, he would hold 62.0% (rather than, as shown in the table, 29.8%) of the Company’s common stock, which would result in a change of control of the Company.

(4)
The shares beneficially owned by Mr. Maccarrone, Executive Vice President, Chief Financial Officer and Secretary of the Company, are (i) 10,552 shares currently held of record by him, (ii) 100,000 shares issuable upon exercise of a currently exercisable option at an exercise price of $5.25 per share, (iii) 140,000 shares issuable upon exercise of three currently exercisable options at an exercise price of $2.00 per share, (iv) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.50 per share, (v) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.10 per share, (vi) 75,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.45 per share, (vii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $0.66 per share, (viii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.19 per share, (ix) 75,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $3.02 per share, (x) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, (xi) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.60 per share, (xii) 4,720,897 shares owned by the John C. Fanning Revocable Trust, of which Mr. Maccarrone is a co-trustee, and (xiii) 565,382 shares held by Fanning Asset Partners, L.P., a limited partnership in which Maccarrone is the president and sole shareholder of the corporation, HM Assets, Inc., that serves as its general partner, for the benefit of certain members of Mr. Fanning’s family.  Harry V. Maccarrone holds voting power with respect to the shares held by the limited partnership and, as a co-trustee with Mr. Fanning, shares voting power with respect to the shares held by the John C. Fanning Revocable Trust.

(5)
The shares beneficially owned by Ms. Maniscalco, the Vice Chairman and a Director of the Company are (i) 25,000 shares currently held of record by her, (ii) 10,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $1.50 per share, (iii) 10,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $1.10 per share, (iv) 25,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $1.45 per share, (v) 10,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $2.19 per share, (vi) 25,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $3.02 per share, (vii) 10,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $2.00 per share, (viii) 10,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, and (ix) 10,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $2.60 per share.

(6)
The shares beneficially owned by Mr. Raynor, a Director of the Company, are (i) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $4.94 per share, (ii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share, (iii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.75 per share, (iv) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.50 per share, (v) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.10 per share, (vi) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $0.66 per share, (vii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.19 per share, (viii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.00 per share, (ix) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, and (x) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.60 per share.

(7)
The shares beneficially owned by Mr. Robinett, a Director of the Company, are (i) 1,000 shares owned of record, (ii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $4.94 per share, (iii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share, (iv) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.75 per share, (v) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.50 per share, (vi) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.19 per share, (vii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.00 per share, (viii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, and (ix) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.60 per share.

(8)
The shares beneficially owned by Mr. Daley, a Director of the Company, are (i) 64,000 shares held of record, (ii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share, (iii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, and (iv) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.60 per share.

(9)
The shares beneficially owned by Mr. Flynn, a Director of the Company, are (i) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.19 per share, (ii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.00 per share, (iii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.66 per share, and (iv) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $2.60 per share.

(10)
The shares beneficially owned by Mr. Ende, Senior Vice President, Finance of the Company, are (i) 3,422 shares owned of record by him, (ii) 30,000 shares issuable to him upon the exercise of currently exercisable options at an exercise price of $2.00 per share,  (iii) 50,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.45 per share, and (iv) 60,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $3.02 per share.

(11)
The shares beneficially owned by Ms. Annicelli, the Vice President, Administration of the Company, are (i) 2,031 shares owned of record by her, (ii) 20,000 shares issuable to her upon the exercise of currently exercisable options at an exercise price of $2.00 per share, (iii) 15,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $1.45 per share, and (iv) 30,000 shares issuable to her upon the exercise of a currently exercisable option at an exercise price of $3.02 per share.

(12)	The shares shown to be beneficially owned by the directors and officers as a group include shares held of record by them or an affiliate and shares issuable upon the exercise of options.

(13)	As reported in a Schedule 13G filed with the Securities and Exchange Commission.

(14)	As reported in a Schedule 13D/A filed with the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain of its officers and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC.  Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or directors of the Company or holders of 10% of the Company’s common stock were complied with in fiscal 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with the Fanning Partnership: Fanning CPD Assets, LP (the “Fanning Partnership”), a limited partnership in which John C. Fanning, the Company’s chairman and chief executive officer, holds the principal economic interest is the holder of $1.6 million principal amount of the Company’s 8% Convertible Subordinated Note (the “Convertible Note”). Under the terms of the Convertible Note, the Company is permitted to pay interest in cash or kind, at its election.  As permitted, on the two semi-annual interest payment dates of June 1, 2007 and December 1, 2007, the Company elected to pay the interest in-kind.  Accordingly, on June 1, 2007 and December 1, 2007, $60,805 and $63,237, respectively, were added to the principal of the Convertible Note.

The Convertible Note is convertible at the election of the Fanning Partnership into common stock (or, in certain circumstances, into a participating preferred stock which in turn will be convertible into common stock at the same effective rate) at a conversion price of $1.70 per share.   The Company’s payments of interest in-kind were made in reliance upon the exemptions from registration afforded by section 4(2) of the Securities Act of 1933 and the regulations thereunder.  Unless the Company registers the shares issuable upon conversion of the Convertible Note for resale under the Securities Act of 1933, any resale of those shares by the Fanning Partnership, as an affiliate of the Company, will be conducted in compliance with the volume limitations and other conditions of Rule 144 of the Securities Act of 1933.

In addition, in 2007, dividends have cumulated in the amount of $461,000 on the Company’s Series 2003A Preferred Stock, $38,000 on the Series 2003B Preferred Stock and $506,000 on the Series 2004A Preferred Stock.  Although these cumulated dividends have not been declared by the Company’s board of directors and are not payable, the Fanning Partnership can elect to convert all or any portion of these shares of Series Preferred Stock, including the cumulated dividends, into common stock (or, in certain circumstances, into a participating preferred stock which in turn will be convertible into common stock at the same effective rate) at a conversion price of $1.05 per share for the Series 2003A Preferred Stock, $0.54 per share for the Series 2003B Preferred Stock and $1.70 per share for the Series 2004A Preferred Stock.  See notes 8 and 18 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 30, 2007.

Other Transactions:  Rosemary Maniscalco, the Vice Chairman of the Company, provides consulting services to us through a company owned by her for which she was compensated at the rate of $1,400 per day in 2007, plus expenses.  This rate was increased to $1,500 per day in April 2008.  During fiscal 2007, the Company paid her

$124,420 for such consulting services.  Ms. Maniscalco is also the general partner of the Fanning Partnership but holds no pecuniary interest in the Fanning Partnership.

See also “Executive Compensation--Employment Agreements” for a description of the employment agreements entered into between the Company and each of John C. Fanning, the Chairman and Chief Executive Officer of the Company, and Harry V. Maccarrone, the Executive Vice President of the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Services Provided by the Company’s Independent Registered Public Accounting Firm

Audit Fees:  KPMG billed the Company an aggregate of $744,000 in fiscal 2007 and $372,000 in fiscal 2006 for fees for professional services rendered in connection with the audits of the Company’s consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q, or services that are normally provided by the auditing firm in connection with statutory and regulatory filings or engagements for fiscal 2007 and 2006.

Audit-Related Fees:  KPMG did not bill the Company any amount in fiscal 2007 or 2006 for assurance and related services traditionally performed by the auditing firm that are reasonably related to the performance of the audit or review and are not included under “Audit Fees,” above.

Tax Fees:  KPMG billed the Company an aggregate of $121,000 in fiscal 2007 and $92,000 in fiscal 2006 for tax compliance, tax advice and tax planning services.

All Other Fees:  KPMG did not bill the Company for any other services in fiscal 2007 or 2006.

Pre-Approval of Services

In accordance with the requirements of the Securities and Exchange Commission, the American Stock Exchange and the Charter of the Audit Committee, the Audit Committee must pre-approve all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services proposed to be provided by the Company’s auditor, except for non-audit services within the permitted de minimis amount.  All of the services described above were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

To be considered for inclusion in the Company’s proxy statement for next year’s annual meeting of stockholders, stockholder proposals must be sent to the Company, directed to the attention of Linda Annicelli, Vice President, Administration, at COMFORCE Corporation, 415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York 11797, for receipt not later than January 15, 2009.  Our policy for addressing communications from stockholders and others is available on our website at www.comforce.com.

GENERAL AND OTHER MATTERS

Management knows of no matters, other than those referred to in this proxy statement, which will be presented to the meeting.  However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

The Company will bear the expense of preparing, printing and mailing this proxy statement, as well as the cost of any required solicitation.  In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.

A copy of the annual report on Form 10-K that accompanies this proxy statement will be posted on the Company’s website: www.comforce.com.   In addition, the Company will provide to stockholders upon request, without charge, copies of the exhibits to the annual report.  The exhibits are indicated in the exhibit index included in the annual report on Form 10-K.  Requests should be submitted to Linda Annicelli, Vice President, Administration, at COMFORCE Corporation, 415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York 11797.

By Order of the Board of Directors

Harry V. Maccarrone, Secretary
Woodbury, New York

April 28, 2008

ANNEX A

COMFORCE Corporation

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.    Purpose

The Audit Committee (the “Committee” or the “Audit Committee”) of COMFORCE Corporation (the “Corporation”) shall serve as the Corporation’s liaison with the registered public accounting firm engaged on behalf of the Corporation by the Committee (also known as the Corporation’s “auditor”); to assist the Board of Directors in fulfilling its responsibilities by reviewing financial reports and information provided by the Company to any governmental body or to the public; to oversee the Corporation’s systems of internal controls regarding finance and accounting that the Corporation’s chief executive and financial officers establish on behalf of the Corporation; and to otherwise supervise the Corporation’s auditing, accounting and financial reporting processes generally.  In performing its duties, the Audit Committee shall be mindful of its need to:

•	Serve as an independent and objective party to supervise the Corporation’s financial reporting process and monitor its internal controls systems;

•
Seek to ensure that the Corporation’s disclosure policies are designed to provide full, fair and prompt disclosure of all material information to the Corporation’s stockholders and the investment community generally; and

•	Provide an open avenue of communication among the auditor, all officers, agents and employees of the Corporation, the persons responsible for the internal controls function and the Board of Directors.

II.    Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as determined in accordance with the rules of the American Stock Exchange.  Without limiting the foregoing, no director shall be deemed independent unless (i) the Board of Directors of the Corporation has affirmatively determined that such director does not have a material relationship with the Corporation that would interfere with the exercise of his or her independent judgment, and (ii) such director satisfies the independence standards specified in Section 121A and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).  In addition, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement.  Furthermore, at least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities.  A director who qualifies as an audit committee financial expert under Item 401(h) of Securities and Exchange Commission Regulation S-K shall be presumed to qualify as financially sophisticated.

The members of the Committee shall be elected by the Board at its annual meeting.  The members shall elect a Chairperson by majority vote of the full Committee membership.

III.    Meetings

The Committee shall meet at least once quarterly, or more frequently as circumstances dictate.  Additionally, the Committee Chairperson shall meet with the auditor and management on a quarterly basis to review the Corporation’s financial information, and shall meet with the persons responsible for the Corporation’s internal controls function annually or more frequently as circumstances may require.  To the extent the Committee deems it appropriate to foster candid discussion, it shall meet privately with the auditor and the persons responsible for the Corporation’s internal controls function without the participation of management.

IV.    Responsibilities and Duties

A.           Review of Reports

1.            The Committee shall review and reassess the adequacy of this Charter at least annually and shall revise this Charter as necessary.

2.            The Committee shall review the Corporation’s annual financial statements and any other financial information or reports submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the auditor.

3.            The Committee shall review a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

4.            The Committee shall review with financial management and the auditor the quarterly report prior to its filing or prior to the release of earnings.  The Chairperson shall represent the Committee at these meetings.

B.            Engagement and Supervision of Auditor

1.           The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Corporation (including resolution of any disagreements between management and the auditor regarding financial reporting) for purposes of preparing or issuing an audit report.  The Corporation’s auditor shall report directly to the Committee.

2.           The Committee shall oversee the independence of the auditor consistent with the Sarbanes-Oxley Act of 2002, the Securities Act of 1933, the Exchange Act, and the rules and regulations of the Public Company Accounting Oversight Board (the “Oversight Board”), the Financial Accounting Standards Board, the American Stock Exchange and the Securities and Exchange Commission, as the same may be applicable and be amended from time to time, and the Committee shall otherwise take, or recommend that the Board of Directors of the Corporation take, appropriate action to oversee the independence of the outside auditor.  In fulfilling these obligations, the Committee shall:

•
be responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1;

•	actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and

•
pre-approve all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services proposed to be provided by the Corporation’s auditor, except for non-audit services within the de minimus exception under Section 10A(i)(B) of the Exchange Act.

3.            In connection with the auditor’s performance of non-audit services, the Committee shall monitor, and shall have authority to designate employees of the Corporation or engage agents to act on its behalf to monitor the non-audit services being performed by the Corporation’s auditor to ensure that the auditor is not performing services that the Committee does not pre-approve or are otherwise prohibited under Section 10A(g) of the Exchange Act, including (i) bookkeeping and related services, (ii) financial systems design and implementation, (iii) appraisal or valuation services and fairness opinions, (iv) actuarial services, (v) internal audit outsourcing services, (vi) management and human resource functions, (vii) legal or expert services unrelated to the audit or (viii) such services as the Oversight Board may determine to be impermissible.

C.           Financial Reporting Process

1.           In consultation with the auditor and the persons responsible for the Corporation’s internal controls function, the Committee shall review the integrity of the Corporation’s financial reporting processes, both internal and external.  In this connection, to the extent deemed appropriate, the Committee shall consult with the auditor out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

2.           The Committee shall consider the auditor’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

3.           The Committee shall oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.  The Committee shall consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the auditor, management, or the persons responsible for the Corporation’s internal controls function.

4.           The Committee shall, following the annual audit, review separately with each of management, the auditor, and the persons responsible for the Corporation’s internal controls function, any significant difficulties encountered during the scope of the audit, including any restriction on the scope of work or access to required information.

5.           The Committee shall review with the auditor, the persons responsible for the Corporation’s internal controls function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

D.           Proxy Statement Report

1.           The Committee shall include a Committee report in the Corporation’s proxy statement, including:

(a)           whether the Committee has reviewed and discussed the Corporation’s audited financial statements with management;

(b)           whether the Committee has discussed with the auditor the matters required to be discussed by SFAS No. 61, as amended;

(c)           whether the Committee has received the written disclosures and letter from the Corporation’s auditor relating to their independence as required by Independent Standards Board Standard No. 1, and has discussed with the auditor its independence; and

(d)           whether the Committee has recommended to the Board of Directors, based upon the reviews and discussions referenced to in (a), (b) and (c), that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K.

E.	Other Authority

1.           The Committee shall establish procedures for (i) receiving, retaining and treating complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) enabling employees to submit on a confidential, anonymous basis their concerns regarding questionable accounting or auditing standards.

2.           The Committee shall have the authority to engage independent counsel and other advisers, as it determines to be necessary to carry out its duties.

3.           The Committee shall have specific responsibilities, authority and procedures necessary to comply with any rules under the Exchange Act, including without limitation Rule 10A-3(b)(2), (3), (4) and (5).

PROXY

COMFORCE CORPORATION

Solicited by the Board of Directors for the
2008 Annual Meeting of Stockholders

415 Crossways Park Drive, P.O. Box 9006
Woodbury, New York 11797

The undersigned hereby appoints John C. Fanning and Harry V. Maccarrone as Proxies, each with the power to appoint his substitute, to vote all of the shares of Common Stock of COMFORCE Corporation, a Delaware corporation (the "Company"), held of record by the undersigned on the record date, April 25, 2008, at the 2008 Annual Meeting of Stockholders to be held on June 11, 2008, or any adjournment thereof, as directed and, in their discretion, on all other matters which may properly come before the meeting.  The undersigned directs said proxies to vote as specified upon the items shown on the reverse side, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement.

              Holders of record of the Company's Common Stock at the close of business on the record date will be entitled to vote at the Annual Meeting.  Holders of Common Stock will be entitled to one vote for each share then held.  Each stockholder may vote in person or by proxy.  All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy.  A stockholder may withhold authority to vote for any nominee(s) by so indicating on the reverse side.

              The votes represented by this proxy will be voted as marked by you.  However, if you properly execute and return the proxy unmarked, such votes will be voted FOR all of the proposals.  Any proxy that is not properly executed shall be ineffective.  Please mark each box with an "x".

(Continued, and to be marked, dated and signed, on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF
COMFORCE CORPORATION

June 11, 2008

PROXY VOTING INSTRUCTIONS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.- or -	COMPANY NUMBER
INTERNET – Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.- or -	ACCOUNT NUMBER
IN PERSON – You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
↓
Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.
↓

The Board of Directors Recommends a Vote “FOR” all of the nominees and “FOR” the appointment of KPMG LLP as the Company’s independent registered public accounting firm.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [ x ]

1. Election of Directors:
[ ] [ ] [ ]	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: ○John C. Fanning ○Harry V. Maccarrone ○Rosemary Maniscalco ○Kenneth J. Daley ○Daniel Raynor ○Gordon Robinett ○Pierce J. Flynn	2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2008.	FOR AGAINST ABSTAIN [ ] [ ] [ ]

The votes represented by this proxy will be voted as marked by you.  However, if you execute and return the proxy unmarked, such votes will be voted FOR all of the proposals.  Please mark each box with an “x”.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box below and indicate your new address in the space above.  Please note that changes to the registered names) on the account may not be submitted via this method.      [      ]

Signature of Stockholder ________________ Date: ____________________			Signature of Stockholder ___________________ Date: ________________________

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.